Investor Presentation NASDAQ: BOKF 1

Forward-Looking Statements: This presentation contains statements that are based on management’s beliefs, assumptions, current expectations, estimates, and projections about BOK Financial Corporation, the financial services industry, and the economy generally. These remarks constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipates”, “believes”, “estimates”, “expects”, “forecasts”, “plans”, “projects”, variations of such words, and similar expressions are intended to identify such forward-looking statements. Management judgments relating to, and discussion of the provision and allowance for credit losses involve judgments as to future events and are inherently forward-looking statements. Assessments that BOK Financial’s acquisitions and other growth endeavors will be profitable are necessary statements of belief as to the outcome of future events, based in part on information provided by others which BOKF has not independently verified. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions which are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what is expressed, implied or forecasted in such forward-looking statements. Internal and external factors that might cause such a difference include, but are not limited to, changes in interest rates and interest rate relationships, demand for products and services, the degree of competition by traditional and non-traditional competitors, changes in banking regulations, tax laws, prices, levies, and assessments, the impact of technological advances, and trends in customer behavior as well as their ability to repay loans. For a discussion of risk factors that may cause actual results to differ from expectations, please refer to BOK Financial Corporation’s most recent annual and quarterly reports. BOK Financial Corporation and its affiliates undertake no obligation to update, amend, or clarify forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures: This presentation may refer to non-GAAP financial measures. Additional information on these financial measures is available in BOK Financial’s 10-Q and 10-K filings with the Securities and Exchange Commission which can be accessed at www.BOKF.com. All data is presented as of March 31, 2018 unless otherwise noted. 2

BOK Financial: A Regional Banking Powerhouse  One of the largest U.S. bank holding companies  Valuable Midwest / Southwest franchise  Seasoned management team  Proven ability to deliver organic growth  Consistent execution March 31, 2018 Assets $33 billion  Consistent strategy: Loans $17 billion  NASDAQ: BOKF Build a bank Deposits $22 billion that will outperform across the Fiduciary Assets $47 billion economic cycle Assets Under Management & Custody $79 billion 3

Core Strategy: Build a recession-proof bank that will outperform peers across the economic cycle . Consistent organic growth . Robust portfolio of fee generating businesses provides balance in As of 3/31/18 10 Yr. TSR 15 Yr. TSR periods of economic instability BOKF 144% 330% . Differentiated and growing specialty Peer average 116% 211% lending businesses Peer median 88% 147% . Opportunistic investment in new businesses NASDAQ Bank Index 99% 163% . Disciplined credit focus KBW Bank Index 67% 121% “There is no principle more emphasized in our organization than managing for long-term value rather than short-term results.” – George Kaiser, Chairman 4

Diverse Revenue Sources • 43% fee income is significant differentiator for BOKF compared to other midsized regional banks Brokerage and Trading 9% • Well diversified: no single component of fee income accounts for more than 10% of total Transaction Card revenue 6% • Further diversity within the fee income Net Interest Fiduciary and categories: Revenue Asset 57% Management 10% • Brokerage and trading: institutional trading, retail brokerage, investment banking, and financial risk management Deposit service charges • Transaction card: ATM network and 7% Mortgage merchant services Banking Other Revenue 7% 4% • Fiduciary and asset management: Mutual funds; corporate, foundation, and personal trust; 401(k) services; and professional services including mineral management Sources of Revenue: 12 months ended 3/31/18 • Mortgage banking: direct and online mortgage originations, mortgage servicing 5

Strong Balance Sheet Metric: At 3/31/18 Period End Deposits $22.2 billion Capital Ratios: Regulatory minimum Excess over regulatory for well-capitalized: minimum for well-capitalized: Common Equity Tier 1 12.1% 7.0% 510 basis points Tier 1 Capital Ratio 12.1% 8.5% 360 basis points Total Capital Ratio 13.5% 10.5% 300 basis points Leverage Ratio 9.4% 4.0% 540 basis points Tangible Book Value per Share $46.10 • Capital expected to continue to accumulate throughout 2018 • Main uses organic growth and regular quarterly dividend 6

Strong Core Deposit Franchise Deposit Mix ($bn) Geographic deposit mix TX Demand Interest-bearing transaction Savings Time 26% $24 $23 $22 $22 10% NM OK 7% 2% 53% AR $18 1% CO 6% AZ KC 46% 3% 4% $12 MSA Branches Deposit share Tulsa, OK 23 32% Dallas-Fort Worth-Arlington, TX 21 2% Oklahoma City, OK 19 11% Albuquerque, NM 17 10% $6 Houston-The Woodlands-Sugar Land, TX 12 1% 42% Denver-Aurora-Lakewood, CO 12 2% Kansas City, MO-KS 6 2% Phoenix-Mesa-Scottsdale, AZ 4 1% Fayetteville-Springdale-Rogers, AR-MO 2 2% $0 Other MSAs 8 Dec '16 Dec '17 Mar '18 Total Branches 124 Source: S&P Global Market Intelligence 7

Diversified Loan Portfolio Loan Portfolio Segmentation Loan Portfolio by Collateral Location: CRE 20% Residential Mortgage TX 11% 34% OK Other C&I 3% 19% Wholesale/ Manufacturing Retail 3% 9% Personal 6% NM 5% Healthcare Services Other 14% 17% 20% CO 9% AZ 5% Energy KS/MO 17% 8% Disciplined concentration management Diversified by sector and geography 8

A National Energy Banking Leader 100 year history in energy lending and a playbook Portfolio Composition at 3/31/18: that works: . Focus on first lien, senior secured E&P lending – the “sweet spot” in energy lending Oil & Gas . Producers Internal staff of 13 petroleum engineers and 84% engineering techs to confirm property values – a material investment that is a key to strong credit Midstream & performance across the cycle. Other . Focus on on-shore “lower 48” property sets with no deepwater offshore exposure Energy . Minimal exposure to second liens, undeveloped 4% 12% Services reserves, or other higher-risk components of the capital stack . 50-60% loan to value on proved producing reserves . Actual forward markets are the value determinant for borrowing bases . Extraction and transportation costs are deducted from Strong through-the-cycle credit performance: collateral values Net Charge- 2013 2014 2015 2016 2017 At 3/31/18: Offs . $3.0 billion outstanding and $3.0 billion unfunded E&P 0.00% 0.00% 0.07% 1.42% 0.23% commitments . E&P line utilization 53% Total -0.01% -0.15% 0.17% 1.16% 0.18% Energy 9

Healthcare Banking Expertise . Growing line of business within commercial banking . As of March 31, 2018, outstandings totaled $2.4 billion across 31 states . Healthcare portfolio characteristics: . Favorable LIBOR spreads . Above-average loan utilization rates . Predominately BOK Financial originated commitments - less than 14% of commitments from broadly syndicated transactions . Senior Housing commitments real-estate collateralized and secured . Favorable credit metrics - No senior housing charge-offs (net of recoveries) since 2003 Loans Outstanding ($000,000’s) $2,500 $2,000 Senior CAGR: 16.5% 21% Housing $1,500 Hospital $1,000 56% 23% $500 Service Medical $- 2012 2017 10

Commercial Real Estate . $3.5 billion outstanding and $1.2 billion CRE Portfolio by Product Type unfunded commitments at 3/31/18 . Primary focus is customers in the BOKF footprint. Multifamily . BOKF allocates 175% of Tier 1 capital plus Retail reserves to CRE. Office . Further controls and limitations by product type Industrial and geography. Concentration guidelines are Residential Cons analyzed and adjusted quarterly as needed. Other CRE . Extensive, granular loan underwriting guideline standards reviewed and adjusted semi-annually. . Strong relationship between the front line production/bankers and credit concurrence CRE Portfolio by Collateral Location officers. Bi-weekly vetting and discussion of potential opportunities in loan pipeline. . Minimal exposure to residential construction and Oklahoma land development (highest risk, most cyclical Texas sector in CRE) NM Colorado Arizona KS/MO Other 11

Wealth Management . 500 Four primary lines of business: Wealth Management Revenue . The Private Bank 400 . BOK Financial Advisors CAGR: 9.8% . Institutional Wealth Management 300 . Cavanal Hill Investment Management 200 . Clients include high net worth individuals, corporations, pensions, foundations, government entities, etc. 100 . Wealth Management by the numbers: 0 . Assets under management or custody: $79 billion 2012 2017 . Fiduciary assets: $47 billion Fee Income Net Interest Revenue . Loans: Over $1.4 billion . Deposits: Over $5.7 billion . More than $1 trillion in traded securities annually Assets Under Management 100 and Administration Awards, Recognition, and Rankings: 80 CAGR: 9.8% . 19 “Best in Class” awards for Retirement Plans group 60 . Seventh largest corporate trustee bank ranked by number of issues and dollar amount 40 . Two five-star ratings from Morningstar for Cavanal Hill . Three #1 Lipper awards in 2016 for Cavanal Hill 20 . Five top-ten rankings for investment banking underwriting 0 services 2012 2017 . One of the top 25 firms that fulfills the hedging needs of the mortgage banking industry. Fiduciary Assets Assets Held in Safekeeping 12

Transaction Processing Debit Processing & ATM Network 800 EFT Transaction 700 Volumes (M) . Among the top 10 networks in the US 600 . CAGR: 7.2% Operates nationally with customers based in 26 500 states and the Virgin Islands; more than 65% of 400 clients outside Oklahoma 300 . Clients: Banks / Credit Unions / C-Store Chains 200 . In 2017, processed 607 million EFT transactions 100 0 Merchant Payment Processing 2012 2017 SIG POS PIN POS ATM . Process payments for 6,504 merchant and cash advance locations . In 2017, processed $2.4 billion in merchant sales $2,800 Merchant Volume $Mil $2,300 CAGR: 5.6% $1,800 $1,300 $800 $300 $(200) 2012 2017 13

Mortgage Banking 160,000 . Top 50 U.S. mortgage originator 140,000 120,000 . Three lines of business: 100,000 . Direct mortgage origination through 80,000 BOKF branches 60,000 . Growing online sales channel – 40,000 HomeDirect Mortgage 20,000 . Mortgage Servicing - 2013 2014 2015 2016 2017 . Annual origination volume in 2017 Servicing Originating and marketing2 ~ $3 billion . Servicing $22 billion of mortgages 25.0 at 3/31/18 20.0 15.0 10.0 5.0 - 2013 2014 2015 2016 2017 Servicing Portfolio ($B) 14

1Q 2018 Financial Results 15

First Quarter Summary: Net Income $105.6 $88.1 Q1 2018 Q4 2017 Q1 2017 $88.4 $85.6 $72.5 Diluted EPS $1.61 $1.11 $1.35 $1.61 Net income before $136.3 $126.7 $126.8 $1.35 $1.35 $1.31 $1.11 taxes ($M) Net income $105.6 $72.5 $88.4 attributable to BOKF shareholders ($M) 1Q17 2Q17 3Q17 4Q17 1Q18 Net income attributable to shareholders Net income per share - diluted Noteworthy items impacting Q1 profitability: • Net interest margin expansion and growth in net interest income • Strong performance from wealth management – over $100 million in wealth management total revenue for first time in company history. • Expenses well-controlled, total expenses down 4% compared to fourth quarter • Strong credit quality and negative loan loss provision • Stronger than expected quarter for mortgage banking production • Lower tax rate due to implementation of The Tax Cuts and Jobs Act. 16

Loan Portfolio Seq. YOY Mar 31 Dec 31 Mar 31 Loan Loan ($mil) 2018 2017 2017 Growth Growth Energy $2,969.6 $2,930.2 $2,537.1 1.3% 17.0% Services 2,928.3 2,986.9 3,013.4 (2.0%) (2.8%) Healthcare 2,359.9 2,314.8 2,265.6 1.9% 4.2% Wholesale/retail 1,531.6 1,471.3 1,506.2 4.1% 1.7% Manufacturing 559.7 496.8 543.4 12.7% 3.0% Other 570.6 534.1 461.3 6.8% 23.7% Total C&I $10,919.7 $10,734.0 $10,327.1 1.7% 5.7% Commercial Real 3,506.8 3,480.0 3,871.1 0.8% (9.4%) Estate Residential Mortgage 1,945.8 1,973.7 1,946.3 (1.4%) 0.0% Personal 965.6 965.8 847.5 0.0% 13.9% Total Loans $17,337.9 $17,153.4 $16,991.9 1.1% 2.0% . Strong growth in energy, healthcare, and middle market C&I . CRE headwinds subsiding . Overall loan growth in line with BOKF forecast 17

Net Interest Revenue Net Interest Margin Q1 Q4 Q3 Q2 Q1 ($mil) 2018 2017 2017 2017 2017 Net Interest Revenue $219.7 $216.9 $218.5 $205.2 $201.2 Provision For Credit Losses ($5.0) ($7.0) $ -- $ -- $ -- Net Interest Revenue After Provision $224.7 $223.9 $218.5 $205.2 $201.2 Net Interest Margin 2.99% 2.97% 3.01% 2.89% 2.81% • Tax law change negatively impacted first quarter NIM by 3 basis points. • Yield on available for sale securities up 2 basis points. • Loan yields up 16 basis points. • 9 basis point increase in deposit costs. • Continued benign credit environment and declines in non-accrual and potential problem loans led to $5 million provision release in Q1. 18

Fees and Commissions Revenue, $mil Change: Quarterly, Quarterly, Trailing Q1 18 Sequential Year over Year 12 Months Brokerage and Trading $30.6 (7.3%) (8.9%) (7.9%) Transaction Card 21.0 4.8% 15.5% (4.4%) Fiduciary and Asset Management 41.8 0.2% 8.3% 16.9% Deposit Service Charges and Fees 27.2 (1.9%) (2.2%) 9.0% Mortgage Banking 26.0 6.8% 3.3% (16.9%) Other Revenue 12.3 4.8% 4.9% 3.7% Total Fees and Commissions $159.0 1.1% 2.5% (0.2%) Fee and commission revenue drivers: • Brokerage and trading revenue down due to lower investment banking revenue, which was in turn related to elimination of pre-funding for municipal customers. • Strong year-over-year growth for TransFund due to double-digit growth in transaction volume and stable per- transaction revenue. • Continued strong growth from Fiduciary and Asset Management due to higher year-over-year AUM. • Stronger than expected mortgage banking revenue driven by higher gain on sale margins. 19

Expenses %Incr. %Incr. ($mil) Q1 2018 Q4 2017 Q1 2017 Seq. YOY Personnel Expense $139.9 $145.3 $136.4 (3.7%) 2.6% Other Operating Expense $104.5 $109.2 $99.1 (4.3%) 5.4% Total Operating Expense $244.4 $254.5 $235.5 (3.9%) 3.8% • Personnel expense down in Q1 due to lower-than-expected incentive compensation expense • Professional fees and services down as expected due to acceleration of spend into Q4. • OREO expense includes property value write-down of $5 million. • Mortgage banking costs lower due to declining delinquency rates and lower levels of on-balance-sheet government backed loans. 20

Key Credit Quality Metrics $250.0 $245.4 $225.6 $207.6 1.50% $200.0 $187.9 $180.1 Net charge offs (annualized) to average loans 1.00% $150.0 0.50% 0.27% $100.0 0.08% 0.04% -0.02% 0.03% 0.00% $50.0 $- -0.50% 1Q17 2Q17 3Q17 4Q17 1Q18 1Q17 2Q17 3Q17 4Q17 1Q18 Energy Non-Accruals Other Non-Accruals Combined Allowance for Credit Losses  to Period End Loans No material signs of stress in any loan 2.00% portfolio  Nonaccrual loans down 4.2% sequentially 1.50%  Minimal net charge-offs of 3 basis points for 1.52% 1.49% 1.47% 1.37% the first quarter. 1.00% 1.32%  Appropriately reserved for any potential 0.50% issues with a combined allowance of 1.32% 0.00% 1Q17 2Q17 3Q17 4Q17 1Q18 21

Forecast and Assumptions 2018 Expectations . Mid-single-digit loan growth . Available-for-sale securities flat to slightly down . Modest growth in net interest margin . Assuming two additional Fed rate hikes in 2018 (June and September) with continued active management and control of deposit pricing . High-single-digit growth in net interest income . Low-single-digit revenue growth from fee-generating businesses . Low-single-digit expense growth . Bias toward additional loan loss reserve releases in the first half of 2018 . Blended federal and state effective tax rate 22-23% going forward 22

Thank You! 23